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Exhibit 10.2

                              REVOLVING CREDIT NOTE


$25,000,000.00                                                 July 31, 2006
                                                               Chicago, Illinois

         FOR VALUE RECEIVED, the undersigned, FUEL TECH, INC., a Massachusetts corporation (the "BORROWER") hereby promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("LENDER") at its office at 2240 Butler Pike, Plymouth Meeting, Pennsylvania 19462 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of Twenty Five Million and No/100 Dollars ($25,000,000.00), or such lesser principal sum as may then be owed by the Borrower to the Lender hereunder, on or before the Revolving Credit Termination Date, as defined in the Loan Agreement referenced herein (the "STATED MATURITY DATE").

         THE INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE EARLIEST TO OCCUR OF (X) THE STATED MATURITY DATE; (Y) THE ACCELERATION OF THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT OF EVEN DATE HEREWITH AMONG THE BORROWER AND THE LENDER (AS AMENDED OR MODIFIED FROM TIME TO TIME, THE "LOAN AGREEMENT")) PURSUANT TO SECTION 8.1 OF THE LOAN AGREEMENT; AND
(Z) THE TERMINATION OF THE LOAN AGREEMENT (WHETHER BY PREPAYMENT OR OTHERWISE) IN ACCORDANCE WITH ITS TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         This Revolving Credit Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Stated Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement. Accrued interest on the Revolving Credit Loans (as defined in the Loan Agreement) shall be due and payable and shall be made by the Borrower to the Lender in accordance with Section 2.2 of the Loan Agreement. Interest payments on such Revolving Credit Loans shall be computed using the interest rate then in effect pursuant to the Loan Agreement and based on the outstanding principal balance of the Revolving Credit Loans. Upon maturity, the outstanding principal balance of the Revolving Credit Loans shall be immediately due and payable, together with any remaining accrued interest thereon.

         All payments on account of indebtedness evidenced by this Revolving Credit Note shall be first applied to interest on the unpaid balance and the remainder to principal, unless otherwise specified in the Loan Agreement. Payments of both principal and interest hereunder are to be made in same day or immediately available funds.

         This Revolving Credit Note is the Revolving Credit Note referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, as such Loan Agreement may from time to time be amended, supplemented, or modified, which terms and conditions are hereby made a part of this Revolving Credit Note to the same extent and with the same force and effect as if they were fully set forth herein.

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         Upon the occurrence and during the existence of any Event of Default
(as such term is defined in the Loan Agreement), including the failure to pay any principal, interest and/or fees in accordance with the terms set forth in the Loan Agreement, which shall constitute an Event of Default under this Revolving Credit Note, the Lender shall be entitled, at its sole option, to accelerate the then outstanding indebtedness hereunder and take such other action as may be provided for in the Loan Agreement or otherwise by law.

         The remedies of the holder hereof as provided in this Revolving Credit Note, in the Loan Agreement, and in any other Loan Documents (as defined in the Loan Agreement) shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Borrower, and/or against any collateral or guarantor, at the sole discretion of the holder hereof.

         The Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Revolving Credit Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Revolving Credit Note, and agrees that its liability shall be unconditional without regard to the liability of any other party or person and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof; and the Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Borrower or affecting the Borrower's liability hereunder.

         It being the intent of the Lender and the Borrower that the rate of interest and all other charges to the Borrower be lawful, if for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Revolving Credit Note would exceed the limit which the Lender may lawfully charge the Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amounts in excess of such limit shall have been paid, then such amounts shall at the option of the Lender either be refunded to the Borrower or credited to the principal amount of this Revolving Credit Note so that under no circumstances shall the interest or other charges required to be paid by the Borrower hereunder exceed the maximum rate allowed by law.

         The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof (and then only to the extent specifically set forth therein). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

         Whenever possible, each provision of this Revolving Credit Note and the Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Credit Note or the Loan Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Revolving Credit Note or the Loan Agreement.

         This Revolving Credit Note shall not be amended, supplemented or modified except pursuant to a writing signed by both Lender and Borrower.

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         Without limiting the expansiveness of any similar provision contained in the Loan Agreement, if at any time or times, Lender: (a) employs counsel in good faith for advice or other representation (i) with respect to this Revolving Credit Note, the Loan Agreement, any of the other Loan Documents, (ii) to represent Lender in any restructuring, workout, litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute or proceeding (whether instituted by Lender, Borrower or any other person or entity) in any way or respect relating to this Revolving Credit Note, the Loan Agreement, any of the other Loan Documents, or Borrower's affairs, or (iii) to enforce any rights of Lender against Borrower; and/or (b) attempts to or enforces any of Lender's rights and remedies against Borrower; the costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of the indebtedness evidenced by this Revolving Credit Note, payable by Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses and costs include: court costs, reasonable attorneys' fees and expenses, and accountants' fees and expenses.

         This Revolving Credit Note shall inure to the benefit of Lender and its permitted successors and assigns and shall be binding upon the Borrower and its permitted successors and assigns. As used herein the term "Lender" shall mean and include the successors and assigns of the identified payee and the holder or holders of this Revolving Credit Note from time to time.

         THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

         (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS REVOLVING CREDIT NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF. NOTWITHSTANDING THE FOREGOING, THE LENDER IN ITS ABSOLUTE DISCRETION MAY ALSO INITIATE PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION WHICH HAS SUBJECT MATTER JURISDICTION;

         (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING (i) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME, (ii) THE RIGHT TO ASSERT OR IMPOSE ANY CLAIM, NONCOMPULSORY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT THEREOF IN SUCH PROCEEDING; PROVIDED, HOWEVER, THIS WAIVER DOES NOT PRECLUDE THE RIGHT TO ASSERT A DEFENSE IN SUCH ACTION OR PROCEEDING OR TO ASSERT OR IMPOSE ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM WHICH THE BORROWER WISHES TO PURSUE IN A SEPARATE PROCEEDING AT ITS SOLE COST AND EXPENSE, AND (iii) ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT THERETO; AND

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         (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY
BE EFFECTED BY MAILING A COPY THEREOF BY REGULAR OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE BORROWER AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE BORROWER. SOLELY TO THE
EXTENT PROVIDED BY APPLICABLE LAW, SHOULD THE BORROWER, AFTER BEING SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED
WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE DELIVERY OR MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT
MAY BE ENTERED BY THE COURT AGAINST THE BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. NOTHING HEREIN SHALL AFFECT THE LENDER'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT THE LENDER'S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWER OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.

         THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS REVOLVING CREDIT NOTE, THE LOAN AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS REVOLVING CREDIT NOTE, THE LOAN AGREEMENT OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS REVOLVING CREDIT NOTE AND THE LOAN AGREEMENT. THE LENDER AND THE BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

                            [Signature Page Follows]



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Exhibit 10.2

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be duly executed by its authorized officer as of the date first above written.


                                   FUEL TECH, INC., a Massachusetts corporation


                                   By:
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                                   Its:
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